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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




      Date of Report (Date of earliest event reported): November 30, 1998
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                              TOWNE SERVICES, INC.
                            -------------------------
                            (Exact Name of Registrant
                          as Specified in its Charter)




 Georgia                           000-24695                   62-1618121
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(State or Other                   (Commission              (I.R.S. Employer
Jurisdiction of                   File Number)            Identification No.)
Incorporation)




3295 River Exchange Drive, Suite 350, Norcross, Georgia               30092
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    (Address of Principal Executive Offices)                        (Zip Code)




       Registrant's telephone number, including area code: (770) 734-2680
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                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Pursuant to the terms of a Stock Purchase Agreement dated November 30, 1998 (the "Agreement"), Towne Services, Inc. ("Towne") has acquired Banking Solutions, Inc. ("BSI"), a McKinney, Texas-based provider of accounts receivable processing products and services to banks and their commercial customers under the name CashFlow(sm) Manager. The transaction was accomplished by the purchase of all outstanding shares of BSI capital stock by BSI Acquisition Corp., a wholly-owned subsidiary of Towne. Under the terms of the Agreement, the BSI shareholders received an aggregate of $10,473,341 in cash and $3,607,780 in Towne common stock (the "Purchase Price"). Towne paid the cash portion of the Purchase Price using proceeds from its initial public offering of common stock. The number of Towne shares issued to the BSI shareholders was based upon the average closing price of Towne's common stock for the 15 trading days immediately preceding the date of the Agreement.

         In addition to their portion of the Purchase Price and pursuant to the Agreement, Donald G. Shafer and David R. Frank, who were the Chief Executive Officer and President, respectively, and the principal shareholders of BSI, may receive a contingent earnout in cash based on the future performance of BSI. Also, certain sales personnel of BSI who continue to work for BSI in the future will receive, in the aggregate, a signing bonus of up to $909,450, payable in the form of restricted shares of Towne common stock. Towne also will establish a bonus plan, pursuant to which these sales personnel, as well as future sales personnel identified by Towne's officers, will be eligible to receive, in the aggregate, up to $2,728,350 in cash, which may be earned, if at all, over a two-year performance period beginning January 1, 1999.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(A)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         It is impractical to provide the required financial statements for BSI at the date of the filing of this Form 8-K. The required financial statements will be provided as soon as practicable but not later than sixty days after the date on which this Form 8-K must be filed.

(B)      PRO FORMA FINANCIAL INFORMATION.

         It is impractical to provide the required pro forma financial information at the date of the filing of this Form 8-K. The required pro forma financial information will be provided as soon as practicable but not later than sixty days after the date on which this Form 8-K must be filed.

(C)      EXHIBITS.

         2.1 Stock Purchase Agreement dated November 30, 1998 by and between Towne Services, Inc., BSI Acquisition Corp., Banking Solutions, Inc. ("BSI"), and certain shareholders of BSI.*

         99.1     Press Release dated November 30, 1998.

         *Pursuant to Item 601(b)(2) of Regulation S-K, Towne agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TOWNE SERVICES, INC.


                                            By:     /s/ Bruce F. Lowthers, Jr.
                                                   ----------------------------
                                                    Bruce F. Lowthers, Jr.
                                                    Senior Vice President and
                                                    Chief Financial Officer

Dated:  December 15, 1998



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                                  EXHIBIT INDEX

Exhibit

2.1 Stock Purchase Agreement dated November 30, 1998 by and between Towne Services, Inc., BSI Acquisition Corp., Banking Solutions, Inc. ("BSI"), and certain shareholders of BSI.*

99.1     Press Release dated November 30, 1998.


*Pursuant to Item 601(b)(2) of Regulation S-K, Towne agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.